UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2009

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland
Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland
Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland
Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland
Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

Ferrellgas, Inc. Audited Financial Statements

Deloitte & Touche LLP, an independent registered public accounting firm, has audited the consolidated balance sheets of Ferrellgas, Inc., the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P., and subsidiaries as of July 31, 2009 and 2008, and the related consolidated statements of earnings, stockholder’s equity (deficiency), and cash flows for each of the three years in the period ended July 31, 2009. See Exhibit 99.15 for the audited financial statements and the report of the independent registered public accounting firm related hereto.

These audited financial statements and report of the independent registered public accounting firm dated November 6, 2009, and filed herewith, are incorporated by reference in Amendment No. 1 to Registration Statement Nos. 333-134867, 333-137961 and 333-130193, in Registration Nos. 333-121350, 333-115765, and 333-157760 on Form S-3, in Registration Statement No. 333-132340 on Form S-4, and in Post-Effective Amendment No. 1 to Registration Statement Nos. 333-87633 and 333-84344 of Ferrellgas Partners, L.P. on Form S-8. See Exhibit 23.1 hereto for the independent registered public accounting firm’s consent.

These audited financial statements and report of the independent registered public accounting firm dated November 6, 2009, and filed herewith are incorporated by reference in Registration Statement No. 333-157760-03 of Ferrellgas Partners Finance Corp. on Form S-3. See Exhibit 23.2 hereto for the independent registered public accounting firm’s consent.

These audited financial statements and report of the independent registered public accounting firm dated November 6, 2009, and filed herewith are incorporated by reference in Registration Statement No. 333-157760-02 of Ferrellgas, L.P. on Form S-3. See Exhibit 23.3 hereto for the independent registered public accounting firm’s consent.

These audited financial statements and report of the independent registered public accounting firm dated November 6, 2009, and filed herewith are incorporated by reference in Registration Statement No. 333-157760-01 of Ferrellgas Finance Corp. on Form S-3. See Exhibit 23.4 hereto for the independent registered public accounting firm’s consent.

Item 9.01 Financial Statements and Exhibits.

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit 23.1 — Consent of Deloitte & Touche LLP, independent registered public accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners, L.P., as filed with the Securities and Exchange Commission on December 10, 2009.

Exhibit 23.2 — Consent of Deloitte & Touche LLP, independent registered public accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners Finance Corp., as filed with the Securities and Exchange Commission on December 10, 2009.

Exhibit 23.3 — Consent of Deloitte & Touche LLP, independent registered public accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas, L.P., as filed with the Securities and Exchange Commission on December 10, 2009.

Exhibit 23.4 — Consent of Deloitte & Touche LLP, independent registered public accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Finance Corp., as filed with the Securities and Exchange Commission on December 10, 2009.

Exhibit 99.15 — Audited consolidated balance sheets of Ferrellgas, Inc. as of July 31, 2009 and 2008, and the related consolidated statements of earnings, stockholder’s equity (deficiency), and cash flows for each of the three years in the period ended July 31, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ferrellgas Partners, L.P.

December 10, 2009	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer
(Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

December 10, 2009	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

December 10, 2009	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer
(Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

December 10, 2009	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Exhibit Index

Exhibit No.	Description

23.1

Consent of Deloitte & Touche LLP, independent registered public accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners, L.P., as filed with the Securities and Exchange Commission on December 10, 2009.

23.2

Consent of Deloitte & Touche LLP, independent registered public accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners Finance Corp., as filed with the Securities and Exchange Commission on December 10, 2009.

23.3

Consent of Deloitte & Touche LLP, independent registered public accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas, L.P., as filed with the Securities and Exchange Commission on December 10, 2009.

23.4

Consent of Deloitte & Touche LLP, independent registered public accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Finance Corp., as filed with the Securities and Exchange Commission on December 10, 2009.

99.15

Audited consolidated balance sheets of Ferrellgas, Inc. as of July 31, 2009 and 2008, and the related consolidated statements of earnings, stockholder’s equity (deficiency), and cash flows for each of the three years in the period ended July 31, 2009.